Exhibit 10.4

CTM MEDIA HOLDINGS, INC.

2009 STOCK OPTION AND INCENTIVE PLAN

STOCK OPTION AGREEMENT

This STOCK OPTION AGREEMENT (this “Agreement”) is entered into as of «OPTIONDATE», by and between CTM Media Holdings, Inc., a Delaware corporation (the “Company”), and «FIRSTNAME» «LASTNAME» (the “Grantee”).

WHEREAS, the Company desires to grant to the Grantee options to acquire an aggregate of «REVISEDOPTIONS» shares of Class «CLASS OF COMMON STOCK» Common Stock of the Company, par value $0.01 per share (the “Stock”), on the terms set forth herein.

NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions.  Capitalized terms are defined herein; those terms not defined herein shall have the meaning given to them in the Company’s 2009 Stock Option and Incentive Plan (the “Plan”).

2. Grant of Options.  The Grantee is hereby granted non-qualified stock options (the “Options”) to purchase an aggregate of «REVISEDOPTIONS» shares of Stock, pursuant to the terms of this Agreement.

3. Term.  The term of the Options (the “Option Term”) shall be for [ten (10)] years commencing on «OPTIONDATE» and terminating on «TERMINATIONDATE».

4. Option Price.  The initial exercise price per share of the Options shall be $«OPTION_PRICE», subject to adjustment as provided herein (the “Option Price”).

5. Conditions to Exercisability.  The Options shall vest and become exercisable as follows:  «VESTING», if the Grantee continues to be employed by or acts as a consultant to or a director of the Company or any of its Subsidiaries on such date or dates.

6. Method of Exercise.  An Option may be exercised, as to any or all full shares of the Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Company’s transfer agent or other administrator designated by the Company, specifying the number of shares of Stock with respect to which the Option is being exercised.

7. Medium and Time of Payment.  The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Stock (whether then owned by the Grantee or issuable upon exercise of the Option) having a Fair Market Value equal to such Option Price or in a combination of cash and Stock, including a cashless exercise procedure through a broker dealer.

8. Termination.  Except as provided in this Section 8 and in Section 9 hereof, an Option may not be exercised unless the Grantee is then in the employ of or maintaining a director or consultant relationship with the Company or a Subsidiary thereof (or a company or a Parent or Subsidiary of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained continuously so employed or in the director or consultant relationship since the date of grant of the Option. In the event that the employment or consultant relationship of a Grantee shall terminate (other than by reason of death, Disability or Retirement), all Options of such Grantee that are exercisable at the time of Grantee’s termination may, unless earlier terminated in accordance with their terms, be exercised within one hundred eighty (180) days after the date of such termination (or such different period as the Compensation Committee of the Board of Directors of the Company (the “Committee”) shall prescribe).

«OPTIONDATE»
«LASTNAME»
«REVISEDOPTIONS»

9. Death, Disability or Retirement of Grantee.  If the Grantee shall die while employed by, or maintaining a director or consultant relationship with, the Company or a Subsidiary thereof, or within thirty (30) days after the date of termination of such Grantee’s employment, director or consultant relationship (or within such different period as the Committee may have provided pursuant to Section 8 hereof), or if the Grantee’s employment, director or consultant relationship shall terminate by reason of Disability, all Options theretofore granted to the Grantee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Grantee or by the Grantee’s estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by result of death or Disability of the Grantee, at any time within one hundred eighty (180) days after the death or Disability of the Grantee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. In the event that the employment or consultant relationship of a Grantee shall terminate on account of such Grantee’s Retirement, all Options of the Grantee that are exercisable at the time of such Retirement may, unless earlier terminated in accordance with their terms, be exercised at any time within one hundred eighty (180) days after the date of such Retirement (or such different period as the Committee shall prescribe).

10. Withholding Taxes.  No later than the date of exercise of an Option, the Grantee will pay to the Company or make arrangements satisfactory to the Company regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of an Option. Alternatively, solely to the extent permitted or required by law, the Company may deduct the amount of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of an Option from any payment of any kind due to the Grantee. The withholding obligation may be satisfied by the withholding or delivery of the Stock.

11. Terms Incorporated by Reference Herein.  Each of the terms of the Plan, as in effect as of the date hereof, shall be deemed to govern the Options granted hereunder, as if the Options had been granted pursuant to the Plan. To the extent that there is any inconsistency between this Agreement and the terms of the Plan, the terms of this Agreement shall govern.

12. Transferability of Options.  Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than to an immediate family member of Grantee or to a trust or other estate planning entity created for the benefit of the Grantee or one or more members of his immediate family as provided for under the Plan; provided that, in all cases, such transferee executes a written consent to be bound by the terms of this Agreement.

13. Entire Agreement.  This Agreement contains all of the understandings between the parties hereto pertaining to the matters referred to herein, and supersedes all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto. The Grantee represents that, in executing this Agreement, s/he does not rely and has not relied upon any representation or statement not set forth herein made by the Company with regard to the subject matter of this Agreement or otherwise.

«OPTIONDATE»
«LASTNAME»
«REVISEDOPTIONS»

14. Amendment or Modification, Waiver.  No provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing, signed by the Grantee and by a duly authorized officer of the Company. No waiver by any party hereto of any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar of dissimilar condition or provision at the same time, any prior time or any subsequent time.

15. Notices.  Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company shall be addressed to it at:

CTM Media Holdings, Inc.
11 Largo Drive South
Stamford, CT 06907
Attention: Human Resources, Stock Option and Incentive Plan Administrator

All notices to the Grantee or other person or persons then entitled to exercise the Options shall be addressed to the Grantee or such other person or persons at:

Anyone to whom a notice may be given under this Agreement may designate a new address by notice to such effect.

16. Severability.  If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

17. Governing Law.  This Agreement shall be construed and governed in accordance with the laws of the state of Delaware, without regard to principles of conflicts of laws.

18. Headings.  All descriptive headings of sections and paragraphs in this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section or paragraph.

19. Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original but both of which together shall constitute one and the same instrument.

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«OPTIONDATE»
«LASTNAME»
«REVISEDOPTIONS»

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by an authorized officer and the Grantee has hereunto set his hand all as of the date first above written.

CTM Media Holdings, Inc.

By:
Name:
Title:

By:
Grantee: «FIRSTNAME» «LASTNAME»

«OPTIONDATE»
«LASTNAME»
«REVISEDOPTIONS»